UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TRANSMEDICS GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
TRANSMEDICS GROUP, INC.
2026 Annual Meeting Vote by May 19, 2026
11:59 PM ET
TRANSMEDICS GROUP, INC.200 MINUTEMAN ROAD, SUITE 302ANDOVER, MA 01810
V94188-P45932
You invested in TRANSMEDICS GROUP, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 20, 2026.
Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.comControl #
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 20, 2026
8:00 A.M. Eastern Time
Virtually at:www.virtualshareholdermeeting.com/TMDX2026
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Waleed H. Hassanein, M.D.	For
1b.	James R. Tobin	For
1c.	Edward M. Basile	For
1d.	Thomas J. Gunderson	For
1e.	Edwin M. Kania, Jr.	For
1f.	Stephanie Lovell	For
1g.	Merilee Raines	For
1h.	David Weill, M.D.	For
2.	To approve, on a non-binding advisory basis, the compensation paid to TransMedics' named executive officers.	For
3.	To approve an amendment to the TransMedics Group, Inc. Amended and Restated 2019 Stock Incentive Plan to increase the maximum aggregate number of shares of common stock that may be issued pursuant to awards granted under the TransMedics Group, Inc. Amended and Restated 2019 Stock Incentive Plan by 2,750,000 shares and make certain other changes as set forth in the proxy statement.	For
4.	To ratify the appointment of PricewaterhouseCoopers LLP as TransMedics Group, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2026.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V94189-P45932